UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 5, 2012

Affirmative Insurance Holdings, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50795	75-2770432
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4450 Sojourn Drive, Suite 500, Addison, Texas	75001
(Address of principal executive offices)	Zip Code

Registrant’s telephone, including area code: (972) 728-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Failure to Satisfy a Continued Listing Rule.

On April 5, 2012, Affirmative Insurance Holdings, Inc. (the “Registrant”) received written notice (the “Notice”) from the Listing Qualifications Staff (the “Staff”) of the NASDAQ Stock Market that the Registrant no longer complies with the minimum stockholders’ equity requirement for continued listing on the NASDAQ Global Select Market. NASDAQ Listing Rule 5450(b)(1) requires a company listed on the NASDAQ Global Select Market to maintain a minimum of $10,000,000 in stockholders’ equity as set forth in the company’s most recent publicly reported financial statements. As disclosed in Registrant’s fiscal year 2011 annual report on Form 10-K, filed on March 30, 2012, the Registrant’s stockholders’ equity as of December 31, 2011 did not meet this requirement.

The Notice does not result in the immediate delisting of the Registrant’s common stock from the NASDAQ Global Select Market. Rather, in accordance with NASDAQ Listing Rules, the Registrant has 45 calendar days from the date of the Notice to submit to the Staff a plan to regain compliance with this continued listing requirement. If the Registrant submits a plan, the Staff will decide whether to accept such plan, considering criteria such as the likelihood that the plan will result in compliance, the Registrant’s past compliance history, the reasons for the Registrant’s current non-compliance, other corporate events that may occur within the review period, the Registrant’s overall financial condition, and the Registrant’s public disclosures. If the plan is accepted, the Staff may grant an extension of up to 180 calendar days from the date of the Notice for the Registrant to provide evidence of compliance.

If the Staff does not accept Registrant’s plan, or the Registrant elects not to submit a plan, the Registrant may apply to transfer the listing of its common stock to the NASDAQ Capital Market if it satisfies all criteria for initial listing on the NASDAQ Capital Market other than the minimum bid price requirement. The Registrant currently does not satisfy the criteria for initial listing on the NASDAQ Capital Market. If Registrant does not transfer its common stock to the NASDAQ Capital Market, the Staff will notify Registrant that its common stock is subject to delisting. At that time, the Registrant may appeal the Staff’s delisting determination to a NASDAQ Hearings Panel.

The Registrant is reviewing its options to regain compliance with the NASDAQ Listing Rules, but no decisions have been made at this time.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management’s judgment regarding future events. Although the Registrant believes that the expectations reflected in such forward-looking statements are reasonable, the Registrant can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Registrant cannot guarantee the accuracy of the forward-looking statements, and the Registrant’s actual results could differ materially from those contained in any forward-looking statements due to a number of factors, including the statements under the heading “Risk Factors” contained in the Registrant’s filings with the Securities and Exchange Commission. Accordingly, such forward-

looking statements are subject to a number of risks and uncertainties and may cause actual results to differ materially from the Registrant’s expressed expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFIRMATIVE INSURANCE HOLDINGS, INC.

	By:	/s/ Joseph G. Fisher
Date: April 10, 2012	Name: Joseph G. Fisher
Title: Executive Vice President and General Counsel